EXHIBIT 1
                                    ---------

                             JOINT FILING AGREEMENT

The undersigned hereby agree that this Statement on Schedule 13G with respect to the beneficial ownership of shares of Common Stock, par value $.01 per share, of Allaire Corporation is filed jointly, on behalf of each of them.

Dated:   November 30, 2000

                                         /s/ Ahmet H. Okumus
                                         -------------------------------
                                         Ahmet H. Okumus


                                         OKUMUS CAPITAL, LLC.

                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS OPPORTUNITY FUND, LTD.

                                         By: Okumus Capital, LLC
                                             its Investment Manager and
                                                 Attorney-in-Fact

                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS TECHNOLOGY VALUE FUND, LTD.
                                         By: Okumus Capital, LLC
                                             its Investment Manager and
                                                 Attorney-in-Fact

                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS ADVISORS, LLC.

                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member

                               (Page 15 of 16 pages)
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                                         OKUMUS OPPORTUNITY PARTNERS, LP
                                         By: Okumus Advisors, LLC
                                             its General Partner

                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS TECHNOLOGY ADVISORS, LLC.


                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member


                                         OKUMUS TECHNOLOGY VALUE PARTNERS, LP
                                         By: Okumus Advisors, LLC
                                             its General Partner

                                         By: /s/ Ahmet H. Okumus
                                            ----------------------------
                                             Ahmet H. Okumus
                                             Managing Member

                               (Page 16 of 16 pages)